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                   Prudential Small Company Value Fund, Inc.
                (formerly Prudential Small Companies Fund, Inc.)

                        Supplement dated June 2, 1997 to
                       Prospectus dated January 24, 1997

    The following information supplements 'How the Fund Invests--Investment Objective and Policies' in the Prospectus:

    The Board of Directors of the Fund has approved a change in the definition of the market capitalization of a small capitalization stock from $1 billion to $1.5 billion. As a result, the Fund's portfolio will generally be made up of common stocks issued by smaller, less well known companies (with market capitalizations typically less than $1.5 billion or a corresponding market capitalization in foreign markets) selected by the investment adviser on the basis of fundamental investment analysis. In seeking to achieve its investment objective, the Fund has generally invested in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Stock Index. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stocks.

    The following information supplements 'General Information' in the
Prospectus:

    The name of the Fund has changed to Prudential Small Company Value Fund, Inc. The Fund has generally invested in value oriented investments and its portfolio managers, Roger E. Ford and Jay Kaplan, share a value investment style, focusing on strong companies selling at a discount from their perceived true worth. Messrs. Ford and Kaplan select stocks for the Fund's portfolio at prices which in their view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

MF109C-2 (6/2/97)